SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 29, 2001

                           RECONDITIONED SYSTEMS, INC.
                (Exact name of registrant as specified in charter)

         Arizona                    0-20924                   86-0576290
(State or other jurisdiction   (Commission File Number)   (IRS Employer
            of incorporation)                              Identification No.)

                     444 West Fairmont, Tempe, Arizona 85282
                     (Address of principal executive offices)

                                  480-968-1772
                (Registrant's telephone number, including area code)

                                       N/A
             (Former name or former address, if changed since last report)


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Item 4.           Changes in Registrant's Certifying Accountant.

                  On June 8, 2001, the Registrant's former principal independent accountant, Semple & Cooper, LLC, informed the Registrant by way of written correspondence of their resignation. As a result of the resignation, pursuant to
Item 304 of Regulation S-K, the Company filed with the Commission a current report on Form 8-K on June 15, 2001. On June 29, 2001, at 5:10 p.m. Eastern Standard Time, after the Registrant's filing deadline, the Registrant received a copy of Semple & Cooper's response to the Commission regarding the Registrant's Form 8-K filed on June 15th, attached as Exhibit A herein.

                  On June 22, 2001, the Registrant appointed Moffitt & Company, PC as the principle independent accountant. Moffitt & Company has completed the majority of their fieldwork and has indicated they do not see any discrepancies with the financial statements as prepared by the Registrant. Furthermore, the Registrant stands by its financial statements for the years ended March 31, 1999 and 2000.


Item 7.  Exhibits

Exhibit A -       Semple & Cooper, LLC Response Letter to the Securities and
                  Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Reconditioned Systems, Inc.

Date:  June 29, 2001                                 /S/ Dirk Anderson
                                                     ---------------------------
                                                     Dirk D. Anderson
                                                     Chief Executive Officer

Exhibit A.



June 29, 2001

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:      Reconditioned Systems, Inc. (the "Company")

Ladies and Gentlemen:

         We have read the statements made by the Company, which we understand were made pursuant to Item 304 of Regulation S-K, as part of the Company's current report on Form 8-K filed with the Commission on June 15, 2001 and later amended on June 28, 2001 (together, the "Report"). Except as described below, we agree with the Company's statements in the Report. 1. As a result of a recent fee dispute with the Company, we believe that our independence has been impaired with respect to our audits for the fiscal years ended March 31, 1999 and 2000. As a result of this information that has recently come to our attention, we are no longer able to rely on management's representations, and we are unwilling to be associated with the financial statements prepared by management.
2. Due to the foregoing, we hereby withdraw our opinions relating to the audits of the financial statements of Reconditioned Systems, Inc. for the fiscal years ended March 31, 1999 and 2000.
3. We are not in a position to agree or disagree with the Company's statements with respect to the engagement of Moffitt & Company, PC to serve as the Company's principal independent accountant.
                                                          Sincerely,

                                                          /S/ Semple & Cooper

                                                          Semple & Cooper, LLP